Post-Employment Benefits	3 Months Ended
Mar. 31, 2025
Post-Employment Benefits [Abstract]
Post-employment benefits
(18)	Post-employment benefits

The Group maintains a defined contribution retirement benefit plan for its employees. The Group is obligated to pay fixed contributions to an independent fund, and the amount of future retirement benefits to be paid to employees is determined by the contributions made to the fund, etc., and the investment income generated from those contributions. Plan assets are managed independently from the Group’s assets in a fund managed by a trustee.

Danatein’s pension plan has converted from the DB type to the DC type at the end of March 31, 2017, and is obligated to pay severance payment as DB type which incurred before the March 31, 2017.

Meanwhile, expenses recognized by the Group in relation to the defined contribution retirement benefit plan for the three-months ended March 31, 2025 and 2024 are $194,659 and $58,442, respectively.